UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

BRIGHT MOUNTAIN HOLDINGS, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6301 NW 5th Way, Suite 1400, Fort Lauderdale, Florida 33309

(Address of principal executive offices)

954-740-2288

(Registrant’s telephone number, including area code)

______________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On August 27, 2013 a non-binding Term Sheet (the “Term Sheet”) was entered into Bright Mountain Holdings, Inc., a corporation formed under the laws of the State of Nevada and Wall-Street.com, LLC,  a Limited Liability Company  formed under the laws of the State of Florida  (“Wall-Street.com”).  Pursuant to the Term Sheet, the parties outline the proposed framework for an acquisition of 100% of the ownership interests of Wall-Street.com).

Pursuant to the Term Sheet, the parties have outlined a proposed transaction in which it is anticipated that Bright Mountain Holdings, Inc. (a Nevada Corporation) will purchase 100% of the membership interests of Wall-Street.com, which holds the registered trademarks and copyrights of the names Wallstreet.com and Wall-Street.com registered with the United States Patent and Trademark office in Washington D.C. The various Domain names owned by Wall-Street.com, and the web site of Wall-Street.com with all of its improvements and revenue to be generated for the purchase price of  common stock equal to $3.2 million in common stock at $.55 per share. The Term Sheet contemplates that the parties will enter into a Definitive Agreement, containing standard warranties and representations,  on or before January 4th, 2014, after completion of the parties due diligence, with closing to occur as soon thereafter as possible.

This is a related party transaction in that the CEO and President of the Issuer is the owner of Wall- Street.com.  The contemplated transaction is not anticipated to have any significant impact on either company. At the closing, the sole officer and director of Bright Mountain Holdings, Inc. will be Jerrold Burden.

The Term Sheet is attached to this Current Report on Form 8-K and incorporated herein by this reference.

Item 3.02

Unregistered Sales of Equity Securities.

The proposed acquisition of the Common Stock of Wall-Street.com pursuant to the contemplated definitive agreement between the related parties described in Item 1.01 above has not been, and will not be, registered under the Securities Act of 1933, as amended, by virtue of the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended.  The information contained in Item 1.01 with respect to such sale is incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits

    (d)

Exhibits

Exhibit

Description

10.1

Term Sheet dated August 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Mountain Holdings, Inc.

Date: August 28, 2013	By:	/s/ Jerrold D. Burden
Jerrold D. Burden, President